Prospectus Supplement	August 23, 2019

Putnam Emerging Markets Equity Fund
Prospectus dated December 30, 2018

Effective August 24, 2019, the sub-section Your fund’s management in the section Fund summary is replaced in its entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio manager

Brian Freiwald, Portfolio Manager, portfolio manager of the fund since 2019

Assistant portfolio manager

Andrew Yoon, Portfolio Manager, Analyst, assistant portfolio manager of the fund since 2019

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC*

* Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

Effective August 24, 2019, the following replaces similar disclosure under the sub-section The fund’s investment manager – Portfolio manager in the section Who oversees and manages the fund?:

• Portfolio managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio.

Portfolio manager	Joined fund	Employer	Positions over past five years
Brian Freiwald	2019	Putnam Management	Portfolio Manager
		2011–Present	Previously, Analyst
Assistant Portfolio
manager	Joined fund	Employer	Positions over past five years
Andrew Yoon	2019	Putnam Management	Portfolio Manager, Analyst
		2011–Present	Previously, Analyst

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

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